Exhibit 99.1

Microsoft Cloud Strength Drives First Quarter Results

REDMOND, Wash. — October 30, 2024 — Microsoft Corp. today announced the following results for the quarter ended September 30, 2024, as compared to the corresponding period of last fiscal year:

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Revenue was $65.6 billion and increased 16%
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Operating income was $30.6 billion and increased 14%
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Net income was $24.7 billion and increased 11% (up 10% in constant currency)
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Diluted earnings per share was $3.30 and increased 10%

“AI-driven transformation is changing work, work artifacts, and workflow across every role, function, and business process,” said Satya Nadella, chairman and chief executive officer of Microsoft. “We are expanding our opportunity and winning new customers as we help them apply our AI platforms and tools to drive new growth and operating leverage.”

“Strong execution by our sales teams and partners delivered a solid start to our fiscal year with Microsoft Cloud revenue of $38.9 billion, up 22% year-over-year,” said Amy Hood, executive vice president and chief financial officer of Microsoft.

Business Highlights

Revenue in Productivity and Business Processes was $28.3 billion and increased 12% (up 13% in constant currency), with the following business highlights:

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Microsoft 365 Commercial products and cloud services revenue increased 13% (up 14% in constant currency) driven by Microsoft 365 Commercial cloud revenue growth of 15% (up 16% in constant currency)
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Microsoft 365 Consumer products and cloud services revenue increased 5% (up 6% in constant currency) driven by Microsoft 365 Consumer cloud revenue growth of 6% (up 7% in constant currency)
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LinkedIn revenue increased 10% (up 9% in constant currency)
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Dynamics products and cloud services revenue increased 14% driven by Dynamics 365 revenue growth of 18% (up 19% in constant currency)

Revenue in Intelligent Cloud was $24.1 billion and increased 20% (up 21% in constant currency), with the following business highlights:

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Server products and cloud services revenue increased 23% driven by Azure and other cloud services revenue growth of 33% (up 34% in constant currency)

Revenue in More Personal Computing was $13.2 billion and increased 17%, with the following business highlights:

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Windows OEM and Devices revenue increased 2%
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Xbox content and services revenue increased 61% driven by 53 points of net impact from the Activision acquisition
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Search and news advertising revenue excluding traffic acquisition costs increased 18% (up 19% in constant currency)

Microsoft returned $9.0 billion to shareholders in the form of dividends and share repurchases in the first quarter of fiscal year 2025.

Business Outlook

Microsoft will provide forward-looking guidance in connection with this quarterly earnings announcement on its earnings conference call and webcast.

Quarterly Highlights, Product Releases, and Enhancements

Every quarter Microsoft delivers hundreds of products, either as new releases, services, or enhancements to current products and services. These releases are a result of significant research and development investments, made over multiple years, designed to help customers be more productive and secure and to deliver differentiated value across the cloud and the edge.

Here are the major product releases and other highlights for the quarter, organized by product categories, to help illustrate how we are accelerating innovation across our businesses while expanding our market opportunities.

Environmental, Social, and Governance (ESG)

To learn more about Microsoft’s corporate governance and our environmental and social practices, please visit our investor relations Board and ESG website and reporting at Microsoft.com/transparency.

Webcast Details

Satya Nadella, chairman and chief executive officer, Amy Hood, executive vice president and chief financial officer, Alice Jolla, chief accounting officer, Keith Dolliver, corporate secretary and deputy general counsel, and Brett Iversen, vice president of investor relations, will host a conference call and webcast at 2:30 p.m. Pacific time (5:30 p.m. Eastern time) today to discuss details of the company’s performance for the quarter and certain forward-looking information. The session may be accessed at http://www.microsoft.com/en-us/investor. The webcast will be available for replay through the close of business on October 30, 2025.

Constant Currency

Microsoft presents constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars using the average exchange rates from the comparative period rather than the actual exchange rates in effect during the respective periods. All growth comparisons relate to the corresponding period in the last fiscal year. Microsoft has provided this non-GAAP financial information to aid investors in better understanding our performance. The non-GAAP financial measures presented in this release should not be considered as a substitute for, or superior to, the measures of financial performance prepared in accordance with GAAP.

Financial Performance Constant Currency Reconciliation

	Three Months Ended September 30,

($ in millions, except per share amounts)	Revenue	Operating Income	Net Income	Diluted Earnings per Share

2023 As Reported (GAAP)	$56,517	$26,895	$22,291	$2.99
2024 As Reported (GAAP)	$65,585	$30,552	$24,667	$3.30
Percentage Change Y/Y (GAAP)	16%	14%	11%	10%
Constant Currency Impact	$(217)	$(181)	$78	$0.01
Percentage Change Y/Y Constant Currency	16%	14%	10%	10%

Segment Revenue Constant Currency Reconciliation

	Three Months Ended September 30,

($ in millions)	Productivity and Business Processes	Intelligent Cloud	More Personal Computing

2023 As Reported (GAAP)	$25,226	$20,013	$11,278
2024 As Reported (GAAP)	$28,317	$24,092	$13,176
Percentage Change Y/Y (GAAP)	12%	20%	17%
Constant Currency Impact	$(128)	$(72)	$(17)
Percentage Change Y/Y Constant Currency	13%	21%	17%

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.

Selected Product and Service Revenue Constant Currency Reconciliation

	Three Months Ended September 30, 2024

	Percentage Change Y/Y (GAAP)	Constant Currency Impact	Percentage Change Y/Y Constant Currency

Microsoft Cloud	22%	0%	22%
Microsoft 365 Commercial products and cloud services	13%	1%	14%
Microsoft 365 Commercial cloud	15%	1%	16%
Microsoft 365 Consumer products and cloud services	5%	1%	6%
Microsoft 365 Consumer cloud	6%	1%	7%
LinkedIn	10%	(1)%	9%
Dynamics products and cloud services	14%	0%	14%
Dynamics 365	18%	1%	19%
Server products and cloud services	23%	0%	23%
Azure and other cloud services	33%	1%	34%
Windows OEM and Devices	2%	0%	2%
Xbox content and services	61%	0%	61%
Search and news advertising excluding traffic acquisition costs	18%	1%	19%

About Microsoft

Microsoft (Nasdaq “MSFT” @microsoft) creates platforms and tools powered by AI to deliver innovative solutions that meet the evolving needs of our customers. The technology company is committed to making AI available broadly and doing so responsibly, with a mission to empower every person and every organization on the planet to achieve more.

Forward-Looking Statements

Statements in this release that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results could differ materially because of factors such as:

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intense competition in all of our markets that may adversely affect our results of operations;
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focus on cloud-based and AI services presenting execution and competitive risks;
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significant investments in products and services that may not achieve expected returns;
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acquisitions, joint ventures, and strategic alliances that may have an adverse effect on our business;
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impairment of goodwill or amortizable intangible assets causing a significant charge to earnings;

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cyberattacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position;
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disclosure and misuse of personal data that could cause liability and harm to our reputation;
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the possibility that we may not be able to protect information stored in our products and services from use by others;
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abuse of our advertising, professional, marketplace, or gaming platforms that may harm our reputation or user engagement;
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products and services, how they are used by customers, and how third-party products and services interact with them, presenting security, privacy, and execution risks;
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issues about the use of AI in our offerings that may result in reputational or competitive harm, or legal liability;
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excessive outages, data losses, and disruptions of our online services if we fail to maintain an adequate operations infrastructure;
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supply or quality problems;
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government enforcement under competition laws and new market regulation may limit how we design and market our products;
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potential consequences of trade and anti-corruption laws;
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potential consequences of existing and increasing legal and regulatory requirements;
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laws and regulations relating to the handling of personal data that may impede the adoption of our services or result in increased costs, legal claims, fines, or reputational damage;
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claims against us that may result in adverse outcomes in legal disputes;
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uncertainties relating to our business with government customers;
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additional tax liabilities;
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sustainability regulations and expectations that may expose us to increased costs and legal and reputational risk;
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an inability to protect and utilize our intellectual property may harm our business and operating results;
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claims that Microsoft has infringed the intellectual property rights of others;
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damage to our reputation or our brands that may harm our business and results of operations;
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adverse economic or market conditions that may harm our business;
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catastrophic events or geo-political conditions, such as the COVID-19 pandemic, that may disrupt our business;
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exposure to increased economic and operational uncertainties from operating a global business, including the effects of foreign currency exchange and
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the dependence of our business on our ability to attract and retain talented employees.

For more information about risks and uncertainties associated with Microsoft’s business, please refer to the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of Microsoft’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Microsoft’s Investor Relations department at (800) 285-7772 or at Microsoft’s Investor Relations website at http://www.microsoft.com/en-us/investor.

All information in this release is as of September 30, 2024. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company’s expectations.

For more information, press only:

Microsoft Media Relations, WE Communications for Microsoft, (425) 638-7777, rrt@we-worldwide.com

For more information, financial analysts and investors only:

Brett Iversen, Vice President, Investor Relations, (425) 706-4400

Note to editors: For more information, news and perspectives from Microsoft, please visit the Microsoft News Center at http://www.microsoft.com/news. Web links, telephone numbers, and titles were correct at time of publication, but may since have changed. Shareholder and financial information, as well as today’s 2:30 p.m. Pacific time conference call with investors and analysts, is available at http://www.microsoft.com/en-us/investor.

MICROSOFT CORPORATION

INCOME STATEMENTS

(In millions, except per share amounts) (Unaudited)

	Three Months Ended September 30,
	2024	2023

Revenue:
Product	$15,272	$15,535
Service and other	50,313	40,982

Total revenue	65,585	56,517

Cost of revenue:
Product	3,294	3,531
Service and other	16,805	12,771

Total cost of revenue	20,099	16,302

Gross margin	45,486	40,215
Research and development	7,544	6,659
Sales and marketing	5,717	5,187
General and administrative	1,673	1,474

Operating income	30,552	26,895
Other income (expense), net	(283)	389

Income before income taxes	30,269	27,284
Provision for income taxes	5,602	4,993

Net income	$24,667	$22,291

Earnings per share:
Basic	$3.32	$3.00
Diluted	$3.30	$2.99

Weighted average shares outstanding:
Basic	7,433	7,429
Diluted	7,470	7,462

COMPREHENSIVE INCOME STATEMENTS

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2024	2023

Net income	$24,667	$22,291

Other comprehensive income (loss), net of tax:
Net change related to derivatives	(10)	21
Net change related to investments	1,114	(260)
Translation adjustments and other	304	(355)

Other comprehensive income (loss)	1,408	(594)

Comprehensive income	$26,075	$21,697

BALANCE SHEETS

(In millions) (Unaudited)

	September 30, 2024	June 30, 2024

Assets
Current assets:
Cash and cash equivalents	$20,840	$18,315
Short-term investments	57,588	57,228

Total cash, cash equivalents, and short-term investments	78,428	75,543
Accounts receivable, net of allowance for doubtful accounts of $647 and $830	44,148	56,924
Inventories	1,626	1,246
Other current assets	25,724	26,021

Total current assets	149,926	159,734
Property and equipment, net of accumulated depreciation of $80,517 and $76,421	152,863	135,591
Operating lease right-of-use assets	20,528	18,961
Equity and other investments	15,778	14,600
Goodwill	119,374	119,220
Intangible assets, net	26,751	27,597
Other long-term assets	37,793	36,460

Total assets	$523,013	$512,163

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$22,768	$21,996
Short-term debt	0	6,693
Current portion of long-term debt	2,249	2,249
Accrued compensation	8,326	12,564
Short-term income taxes	9,717	5,017
Short-term unearned revenue	53,026	57,582
Other current liabilities	19,114	19,185

Total current liabilities	115,200	125,286
Long-term debt	42,868	42,688
Long-term income taxes	24,452	27,931
Long-term unearned revenue	2,663	2,602
Deferred income taxes	2,581	2,618
Operating lease liabilities	16,361	15,497
Other long-term liabilities	31,165	27,064

Total liabilities	235,290	243,686

Commitments and contingencies
Stockholders' equity:
Common stock and paid-in capital - shares authorized 24,000; outstanding 7,436 and 7,434	102,976	100,923
Retained earnings	188,929	173,144
Accumulated other comprehensive loss	(4,182)	(5,590)

Total stockholders' equity	287,723	268,477

Total liabilities and stockholders' equity	$523,013	$512,163

CASH FLOWS STATEMENTS

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2024	2023

Operations
Net income	$24,667	$22,291
Adjustments to reconcile net income to net cash from operations:
Depreciation, amortization, and other	7,383	3,921
Stock-based compensation expense	2,832	2,507
Net recognized losses (gains) on investments and derivatives	(125)	14
Deferred income taxes	(1,433)	(568)
Changes in operating assets and liabilities:
Accounts receivable	14,037	11,034
Inventories	(373)	(505)
Other current assets	(82)	(796)
Other long-term assets	(1,761)	(2,013)
Accounts payable	(916)	1,214
Unearned revenue	(5,553)	(4,126)
Income taxes	1,016	1,425
Other current liabilities	(5,479)	(4,106)
Other long-term liabilities	(33)	291

Net cash from operations	34,180	30,583

Financing
Proceeds from issuance (repayments) of debt, maturities of 90 days or less, net	(5,746)	18,692
Proceeds from issuance of debt	0	7,073
Repayments of debt	(966)	(1,500)
Common stock issued	706	685
Common stock repurchased	(4,107)	(4,831)
Common stock cash dividends paid	(5,574)	(5,051)
Other, net	(889)	(307)

Net cash from (used in) financing	(16,576)	14,761

Investing
Additions to property and equipment	(14,923)	(9,917)
Acquisition of companies, net of cash acquired, and purchases of intangible and other assets	(1,849)	(1,186)
Purchases of investments	(1,620)	(8,460)
Maturities of investments	2,136	15,718
Sales of investments	1,968	5,330
Other, net	(913)	(982)

Net cash from (used in) investing	(15,201)	503

Effect of foreign exchange rates on cash and cash equivalents	122	(99)

Net change in cash and cash equivalents	2,525	45,748
Cash and cash equivalents, beginning of period	18,315	34,704

Cash and cash equivalents, end of period	$20,840	$80,452

SEGMENT REVENUE AND OPERATING INCOME

(In millions) (Unaudited)

	Three Months Ended
	September 30,
	2024	2023

Revenue

Productivity and Business Processes	$28,317	$25,226
Intelligent Cloud	24,092	20,013
More Personal Computing	13,176	11,278

Total	$65,585	$56,517

Operating Income

Productivity and Business Processes	$16,516	$14,297
Intelligent Cloud	10,503	8,908
More Personal Computing	3,533	3,690

Total	$30,552	$26,895

We have recast certain prior period amounts to conform to the way we internally manage and monitor our business.